First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	144,359.29	0.20	5.500	630	43.01
5.501 - 6.000	18	2,145,947.95	2.91	5.885	653	72.98
6.001 - 6.500	57	6,452,865.26	8.75	6.320	639	70.38
6.501 - 7.000	94	10,695,038.53	14.49	6.818	638	77.60
7.001 - 7.500	61	6,606,711.49	8.95	7.321	606	75.13
7.501 - 8.000	71	7,707,943.08	10.45	7.834	613	80.49
8.001 - 8.500	48	4,735,500.39	6.42	8.337	587	79.36
8.501 - 9.000	62	6,020,323.90	8.16	8.863	608	85.72
9.001 - 9.500	33	2,769,744.36	3.75	9.325	614	90.20
9.501 - 10.000	102	6,985,362.45	9.47	9.894	643	94.47
10.001 - 10.500	81	5,633,700.38	7.63	10.354	645	97.64
10.501 - 11.000	141	9,292,074.95	12.59	10.924	653	98.32
11.001 - 11.500	29	1,823,534.12	2.47	11.278	630	96.37
11.501 - 12.000	43	2,143,989.08	2.91	11.809	618	98.44
12.001 - 12.500	4	192,545.35	0.26	12.115	661	100.00
12.501 - 13.000	6	269,768.47	0.37	12.633	638	100.00
13.001 - 13.500	1	55,302.34	0.07	13.325	622	100.00
13.501 - 14.000	1	113,531.06	0.15	13.590	621	90.00

Total:	853	73,788,242.45	100.00	8.638	629	85.08

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	144	5,117,609.12	6.94	10.740	646	98.31
50,000.01 - 100,000.00	403	30,343,439.49	41.12	9.400	639	89.79
100,000.01 - 150,000.00	306	38,327,193.84	51.94	7.754	618	79.58

Total:	853	73,788,242.45	100.00	8.638	629	85.08

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	239	25,755,347.88	34.90	7.856	601	78.91
30 Year Fixed	151	14,046,549.00	19.04	8.289	628	81.68
30 Year Fixed Balloon 30/15	232	13,630,144.01	18.47	10.536	658	99.04
20 Year Fixed	121	8,100,483.10	10.98	10.677	656	97.19
ARM 2/28 60 Month IO	54	6,304,795.21	8.54	6.811	644	78.31
ARM 3/27	24	2,681,785.00	3.63	7.954	610	75.76
ARM 3/27 60 Month IO	15	1,841,149.84	2.50	6.791	655	82.65
15 Year Fixed	11	776,051.90	1.05	9.217	609	79.45
30 Year Fixed 60 Month IO	2	213,600.00	0.29	6.948	645	73.72
ARM 5/25	2	211,839.59	0.29	7.410	646	80.00
ARM 5/25 120 Month IO	1	133,000.00	0.18	5.875	736	70.00
ARM 5/25 60 Month IO	1	93,496.92	0.13	8.250	721	85.00

Total:	853	73,788,242.45	100.00	8.638	629	85.08

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	336	37,021,414.44	50.17	7.624	612	78.76
Fixed Fully Amortizing	285	23,136,684.00	31.36	9.144	637	86.96
Fixed Balloon	232	13,630,144.01	18.47	10.536	658	99.04

Total:	853	73,788,242.45	100.00	8.638	629	85.08

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	780	65,202,200.48	88.36	8.879	626	85.87
60	72	8,453,041.97	11.46	6.826	648	79.22
120	1	133,000.00	0.18	5.875	736	70.00

Total:	853	73,788,242.45	100.00	8.638	629	85.08

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	243	14,406,195.91	19.52	10.465	655	97.99
229 - 240	121	8,100,483.10	10.98	10.677	656	97.19
349 - 360	489	51,281,563.44	69.50	7.803	617	79.54

Total:	853	73,788,242.45	100.00	8.638	629	85.08

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	74	5,985,407.00	8.11	9.478	625	84.01
1	125	10,704,607.01	14.51	8.704	642	85.97
2	251	21,867,233.39	29.64	8.478	629	84.94
3	211	18,519,196.19	25.10	8.632	627	85.59
4	115	9,778,887.58	13.25	8.554	618	83.55
5	56	5,188,658.29	7.03	8.140	624	83.80
6	19	1,566,282.13	2.12	9.675	640	92.85
8	2	177,970.86	0.24	6.839	706	83.99

Total:	853	73,788,242.45	100.00	8.638	629	85.08

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	450	48,517,598.77	65.75	7.604	614	77.80
2	403	25,270,643.68	34.25	10.624	657	99.05

Total:	853	73,788,242.45	100.00	8.638	629	85.08

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	79,851.53	0.11	6.400	618	18.39
20.01 - 25.00	5	399,328.51	0.54	7.774	609	22.85
25.01 - 30.00	3	338,612.14	0.46	6.776	601	27.48
30.01 - 35.00	2	222,606.01	0.30	7.242	566	32.97
35.01 - 40.00	5	421,952.87	0.57	7.635	546	37.95
40.01 - 45.00	7	797,447.20	1.08	6.445	627	42.08
45.01 - 50.00	8	1,033,123.11	1.40	7.442	591	47.72
50.01 - 55.00	8	825,560.24	1.12	7.195	612	52.69
55.01 - 60.00	16	1,680,911.94	2.28	7.168	582	57.92
60.01 - 65.00	12	1,388,092.40	1.88	7.751	548	62.28
65.01 - 70.00	27	2,851,623.48	3.86	7.562	579	68.48
70.01 - 75.00	32	3,308,257.41	4.48	7.969	584	73.90
75.01 - 80.00	176	19,656,829.97	26.64	7.270	629	79.81
80.01 - 85.00	38	3,965,828.49	5.37	7.935	614	83.98
85.01 - 90.00	70	7,008,033.15	9.50	8.239	623	89.70
90.01 - 95.00	63	4,975,854.54	6.74	9.250	625	94.70
95.01 - 100.00	380	24,834,329.46	33.66	10.430	657	99.97

Total:	853	73,788,242.45	100.00	8.638	629	85.08

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%) incl. Silent Seconds	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	79,851.53	0.11	6.400	618	18.39
20.01 - 25.00	5	399,328.51	0.54	7.774	609	22.85
25.01 - 30.00	3	338,612.14	0.46	6.776	601	27.48
30.01 - 35.00	2	222,606.01	0.30	7.242	566	32.97
35.01 - 40.00	5	421,952.87	0.57	7.635	546	37.95
40.01 - 45.00	6	662,483.48	0.90	6.444	628	41.63
45.01 - 50.00	8	1,033,123.11	1.40	7.442	591	47.72
50.01 - 55.00	9	960,523.96	1.30	7.090	614	51.51
55.01 - 60.00	16	1,680,911.94	2.28	7.168	582	57.92
60.01 - 65.00	12	1,388,092.40	1.88	7.751	548	62.28
65.01 - 70.00	26	2,718,623.48	3.68	7.645	571	68.41
70.01 - 75.00	31	3,256,648.54	4.41	7.992	583	73.89
75.01 - 80.00	73	7,602,608.46	10.30	7.678	607	79.54
80.01 - 85.00	37	3,834,144.70	5.20	7.993	612	84.12
85.01 - 90.00	69	6,923,687.85	9.38	8.054	631	89.13
90.01 - 95.00	68	5,592,442.68	7.58	9.105	625	93.08
95.01 - 100.00	481	36,540,917.00	49.52	9.352	652	93.66
100.01 - 105.00	1	131,683.79	0.18	6.250	685	80.02

Total:	853	73,788,242.45	100.00	8.638	629	85.08

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	23	2,674,037.78	3.62	8.673	510	68.46
520 - 539	26	2,589,152.50	3.51	8.478	529	67.64
540 - 559	36	3,857,797.69	5.23	8.366	549	74.48
560 - 579	37	3,739,501.91	5.07	7.949	570	77.81
580 - 599	81	7,458,965.76	10.11	8.156	588	81.49
600 - 619	105	9,189,028.85	12.45	8.458	609	82.55
620 - 639	153	11,985,714.92	16.24	9.095	630	89.26
640 - 659	137	11,379,780.69	15.42	8.837	649	90.21
660 - 679	119	9,227,235.91	12.51	8.865	668	90.73
680 - 699	54	4,905,676.23	6.65	8.551	690	87.36
700 - 719	38	3,249,126.03	4.40	8.447	709	87.92
720 - 739	19	1,666,060.73	2.26	8.008	729	87.90
740 - 759	13	1,044,936.13	1.42	9.509	748	97.10
760 - 779	6	401,455.55	0.54	9.435	768	93.74
780 - 799	4	334,654.73	0.45	9.051	790	98.43
800 - 819	2	85,117.04	0.12	9.942	806	99.25

Total:	853	73,788,242.45	100.00	8.638	629	85.08

Min: 500
Max: 810
Weighted Average: 629

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	452	35,624,608.34	48.28	9.174	651	91.40
Cashout	362	34,940,508.84	47.35	8.109	605	78.70
Rate/Term Refinance	39	3,223,125.27	4.37	8.449	636	84.24

Total:	853	73,788,242.45	100.00	8.638	629	85.08

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	680	59,077,551.02	80.06	8.580	626	84.08
PUD	59	4,868,486.05	6.60	8.903	628	89.74
Condo	59	4,706,301.16	6.38	8.698	639	87.08
Duplex	42	3,800,091.18	5.15	9.126	656	92.19
3-4 Unit	9	925,594.48	1.25	9.028	646	84.52
Townhouse	4	410,218.56	0.56	7.808	662	86.14

Total:	853	73,788,242.45	100.00	8.638	629	85.08

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	418	38,332,717.14	51.95	8.020	614	82.52
Stated	426	34,690,952.38	47.01	9.346	645	88.47
NINA	9	764,572.93	1.04	7.509	615	59.72

Total:	853	73,788,242.45	100.00	8.638	629	85.08

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	802	68,580,317.34	92.94	8.703	626	85.32
Non-Owner Occupied	51	5,207,925.11	7.06	7.788	663	81.84

Total:	853	73,788,242.45	100.00	8.638	629	85.08

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	545	44,279,757.96	60.01	8.846	664	89.77
B	242	22,394,809.53	30.35	8.284	591	80.76
C	66	7,113,674.96	9.64	8.461	526	69.48

Total:	853	73,788,242.45	100.00	8.638	629	85.08

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	174	15,026,783.04	20.36	9.010	645	85.91
New York	112	9,051,503.45	12.27	10.094	645	92.84
Florida	88	7,738,955.17	10.49	8.792	618	84.38
New Jersey	76	7,153,238.31	9.69	8.873	605	80.07
North Carolina	45	3,820,591.50	5.18	8.247	617	84.90
Pennsylvania	34	3,298,973.59	4.47	7.506	633	82.05
Wisconsin	34	2,867,112.72	3.89	7.906	623	81.34
Washington	25	2,480,592.16	3.36	7.708	625	83.37
Virginia	24	2,242,038.29	3.04	8.160	590	80.86
Arizona	22	1,785,900.07	2.42	8.093	621	84.72
Michigan	19	1,655,423.03	2.24	7.774	627	85.27
Maryland	19	1,556,077.76	2.11	8.348	636	84.44
Nevada	19	1,470,477.30	1.99	8.630	616	85.81
Oregon	16	1,456,356.99	1.97	7.460	629	80.40
Indiana	16	1,198,721.50	1.62	8.065	637	90.07
Missouri	13	1,085,951.92	1.47	8.603	590	84.33
Massachusetts	13	1,019,209.75	1.38	7.991	645	78.72
Colorado	11	898,862.58	1.22	7.625	646	82.26
Minnesota	12	878,437.34	1.19	7.812	664	85.17
Iowa	9	871,044.47	1.18	7.994	602	80.15
Ohio	9	857,667.71	1.16	7.921	627	90.21
Tennessee	9	797,461.52	1.08	8.191	612	90.09
Georgia	6	646,287.83	0.88	8.118	636	81.84
Illinois	4	493,739.16	0.67	8.928	588	84.67
Utah	6	477,257.26	0.65	7.678	635	87.33
Connecticut	5	430,784.62	0.58	8.670	657	91.21
Louisiana	5	396,293.63	0.54	7.924	619	84.98
South Carolina	5	354,369.40	0.48	9.370	633	85.01
Kansas	3	313,327.26	0.42	6.700	709	80.00
Delaware	4	309,857.61	0.42	7.994	627	81.17
Idaho	3	307,055.03	0.42	7.398	624	87.66
Arkansas	5	274,572.43	0.37	8.367	585	78.51
New Mexico	3	237,777.38	0.32	7.917	716	85.40
Texas	2	149,903.77	0.20	10.430	628	100.00
Rhode Island	2	101,873.13	0.14	10.990	628	100.00
Kentucky	1	83,763.77	0.11	6.340	620	70.00

Total:	853	73,788,242.45	100.00	8.638	629	85.08

Top 5 Zip Codes: 33712(0.79%),8046(0.74%),11706(0.74%),97303(0.60%),93307(0.54%)

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	398	33,130,368.34	44.90	8.944	629	86.23
12	34	3,032,192.00	4.11	8.939	637	84.94
24	302	27,135,885.51	36.78	8.475	627	85.04
36	119	10,489,796.60	14.22	8.010	630	81.59

Total:	853	73,788,242.45	100.00	8.638	629	85.08

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	3	339,744.00	0.92	7.432	624	71.19
3.501 - 4.000	1	70,904.27	0.19	7.250	679	80.00
4.001 - 4.500	3	339,354.88	0.92	5.832	632	64.26
4.501 - 5.000	9	1,091,356.53	2.95	6.194	666	74.38
5.001 - 5.500	18	2,019,369.96	5.45	6.956	621	76.38
5.501 - 6.000	75	8,929,640.33	24.12	6.806	635	77.59
6.001 - 6.500	79	8,492,526.35	22.94	7.416	620	78.57
6.501 - 7.000	51	5,878,522.16	15.88	7.736	610	80.73
7.001 - 7.500	31	3,310,388.78	8.94	8.223	586	80.74
7.501 - 8.000	40	3,987,416.35	10.77	8.852	587	78.44
8.001 - 8.500	13	1,234,349.38	3.33	9.324	552	86.06
8.501 - 9.000	11	1,168,259.18	3.16	9.960	552	80.19
9.001 - 9.500	2	159,582.27	0.43	9.500	560	87.74

Total:	336	37,021,414.44	100.00	7.624	612	78.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	5	594,546.36	1.61	6.082	628	61.46
11.501 - 12.000	13	1,553,074.11	4.20	6.156	655	74.73
12.001 - 12.500	23	2,614,319.54	7.06	6.599	628	74.12
12.501 - 13.000	49	5,421,126.94	14.64	6.823	631	76.53
13.001 - 13.500	39	4,363,811.82	11.79	6.987	620	75.25
13.501 - 14.000	60	7,202,781.03	19.46	7.298	628	80.67
14.001 - 14.500	36	3,910,399.83	10.56	7.859	599	80.62
14.501 - 15.000	44	4,492,229.33	12.13	8.405	598	82.16
15.001 - 15.500	22	2,222,145.56	6.00	8.647	565	76.56
15.501 - 16.000	22	2,313,418.80	6.25	9.060	606	83.34
16.001 - 16.500	9	823,573.38	2.22	9.472	562	82.83
16.501 - 17.000	6	662,160.40	1.79	9.688	569	86.41
17.001 - 17.500	4	447,939.35	1.21	10.542	550	84.75
17.501 - 18.000	1	93,563.52	0.25	10.590	512	80.00
18.001 - 18.500	1	107,923.47	0.29	11.050	533	80.00
18.501 - 19.000	1	125,960.52	0.34	11.590	557	90.00
21.001 - 21.500	1	72,440.48	0.20	7.125	622	95.00

Total:	336	37,021,414.44	100.00	7.624	612	78.76

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	144,359.29	0.39	5.500	630	43.01
5.501 - 6.000	17	2,046,368.57	5.53	5.892	649	74.02
6.001 - 6.500	34	4,031,262.91	10.89	6.313	635	73.19
6.501 - 7.000	68	7,811,141.83	21.10	6.819	644	79.08
7.001 - 7.500	46	5,103,203.76	13.78	7.325	612	77.79
7.501 - 8.000	55	6,279,871.71	16.96	7.827	611	80.65
8.001 - 8.500	36	3,743,841.58	10.11	8.334	581	77.70
8.501 - 9.000	44	4,510,056.18	12.18	8.841	592	83.26
9.001 - 9.500	16	1,442,042.87	3.90	9.282	560	83.40
9.501 - 10.000	9	933,426.03	2.52	9.874	560	78.77
10.001 - 10.500	5	455,138.50	1.23	10.242	550	85.73
10.501 - 11.000	2	157,489.81	0.43	10.635	568	88.12
11.001 - 11.500	2	237,250.88	0.64	11.227	523	73.16
11.501 - 12.000	1	125,960.52	0.34	11.590	557	90.00

Total:	336	37,021,414.44	100.00	7.624	612	78.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	9	862,934.76	2.33	8.447	635	91.18
1.500	1	91,287.12	0.25	8.750	554	75.00
2.000	2	245,277.82	0.66	7.334	615	57.07
3.000	322	35,568,862.92	96.08	7.599	612	78.57
4.000	1	129,150.00	0.35	8.990	701	90.00
5.000	1	123,901.82	0.33	7.175	645	80.00

Total:	336	37,021,414.44	100.00	7.624	612	78.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	236	25,783,683.36	69.65	7.584	611	78.49
1.500	100	11,237,731.08	30.35	7.714	616	79.36

Total:	336	37,021,414.44	100.00	7.624	612	78.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	152	16,247,289.53	43.89	7.631	606	79.69
22 - 26	141	15,812,853.56	42.71	7.671	613	77.87
27 - 31	2	190,819.83	0.52	7.253	646	79.67
32 - 36	37	4,332,115.01	11.70	7.490	627	78.52
52 - 56	1	93,496.92	0.25	8.250	721	85.00
57 - 61	3	344,839.59	0.93	6.818	681	76.14

Total:	336	37,021,414.44	100.00	7.624	612	78.76

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.